Exhibit 10.14

SimplePons

220 Congress Park Dr., Ste. 304, Delray Beach, FL 33445

Ofc: 561.330.3500 / Fax: 561.330.9699

MERCHANT MASTER SERVICES AGREEMENT

This Merchant Master Services Agreement (“MSA”) is the complete agreement between Simplepons, Inc. and the Merchant.

By signing below, Merchant acknowledges that it has read the MSA and that Merchant shall be bound by the MSA.

Sales Contact: ____________________________ Date: ________________________________

MERCHANT CONTACT INFORMATION

Business Name: _______________________________________________________________________________________________

Authorized Contact: ___________________________________________________Title:______________

Address:_______________________________________________________________________________________________________

City:_________________________________________State:_________________ Zip:_______________

Main Phone #:__________________________________Cell:___________________________________

Email: ________________________________________Website:___________________________________________

MERCHANT OFFER DESCRIPTION

Book where deal will be offered: ____________________Face value: ☐B.O.G.O.☐ 1/2 Off (Amt) ☐____________

Describe Deal(s):

1.____________________________________________________________________________________________

2.____________________________________________________________________________________________

3.____________________________________________________________________________________________

4.____________________________________________________________________________________________

☐ Valid at all participating locations ☐ Offer same as attached ☐ Same as current offer # of participating locations ________ (please attach list)

THIS IS ON THE BACK OF EVERY COUPON: SimplePons coupons are not transferable. This offer is not valid in combination with any other offers discounts or coupons. Tax and gratuity not included. Valid at participating locations. Limit one coupon per party, per visit.

Additional Restrictions/notes:

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

ACCEPTANCE OF CONTRACT

SimplePons Representative:	Merchant:

Name (print):_______________________________	Name (print):_______________________________

Title: _____________________________________	Title: _____________________________________

Signature: __________________________________	Signature: __________________________________

Date: _____________________________________	Date: _____________________________________

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MERCHANT MASTER SERVICES AGREEMENT

THE PARTIES. Simplepons, Inc. (“Simplepons,” “Us,” “We,”), and the Merchant identified on the schedule attached hereto (“Merchant”), agree that the terms of this Merchant Master Services Agreement (“MSA”) shall control the entire legal relationship, and all of the obligations between the parties hereto. The Agreement shall be effective on the date indicated at the bottom of the Schedule (“Effective Date”).

TERM. This Agreement is effective on the Effective Date and shall terminate two years from the effective date. The Agreement will automatically renew for additional one year periods unless The Agreement is terminated by either party at the anniversary, or if a party is in breach of any of the terms or conditions of the Agreement and said breach is not cured within 10 days after receipt of written notice of breach by the non-defaulting party. In the event that Merchant fails to honor Simplepons coupons, we may cancel the Agreement without notice and without providing Merchant an opportunity to cure. Additionally, we may terminate the Agreement at any time without notice in the event statutory, regulatory, or other changes make it impossible or commercially impractical, in Simplepons’ sole discretion, to continue to provide any or all of the services contemplated hereunder. Simplepons retains the exclusive right to determine which geographic coupon book Merchant's establishment will be contained within, and to place Merchant's establishment into more than one geographic coupon book. Simplepons retains the right to alter any coupon, artwork, design, or text in order to conform with space or content requirements and no guarantee is given as to the size, shape, or location of any coupon within a coupon book. Simplepons shall not alter a coupon to increase the obligation of the Merchant there-under.

SIMPLEPONS’ REPRESENTATIONS. Simplepons represents that it is a Corporation organized and existing under the laws of the State of Delaware. Simplepons’ in good standing and is fully compliant with all laws, rules, or regulations which apply to the conduct of its business. There has never been any citation, fine, or penalty imposed, asserted, or threatened against the Company or its directors, officers, or employees under any foreign, federal, state, local, or other law or regulation relating to the sale of the company’s services, nor is the Company aware of any circumstance which could impact its ability to fulfill its obligations hereunder.

MERCHANT’S REPRESENTATIONS. Merchant represents that it will conduct its business in a professional manner and will adhere to all industry standards in the provision of its services or sale of its products. Merchant agrees that it will honor in full all Simplepons Coupons presented for redemption by any and all Members that purchased the Coupons from Simplepons or were gifted the coupons subsequent to a Simplepons sponsored Coupon Offering. Merchant acknowledges that the Coupons shall have no expiration date and Merchant shall honor them until redeemed by the Member. In the event merchant ceases to operate its business, merchant agrees to provide Simplepons with a minimum of thirty (30) days advance written notice so that Simplepons will have the opportunity to post on its website the date the business will cease operating to the public, thus providing Members with sufficient advance notice for purposes of having an opportunity to redeem Coupons. Merchant agrees that it is a business in good standing under the laws of the state of its incorporation, and has the appropriate corporate authorization to enter into this Agreement. Merchant represents that neither the Merchant nor its directors, officers, or employees are or will be, after entering into this Agreement or fulfilling its obligations hereunder, in violation of any laws, rules, or regulations which apply to the conduct of its business. There has never been any citation, fine, or penalty imposed, asserted, or threatened against a Merchant or its directors, officers, or employees under any foreign, federal, state, local, or other law or regulation relating to the sale of the company’s products or services, nor is Merchant aware of any circumstance which could impact its ability to fulfill its obligations hereunder or to Simplepons’ Members.

RELATIONSHIP. The parties are independent contractors of one another and neither by virtue of this Agreement shall be agents of the other. Neither party has the right to bind the other to any obligations outside of those contained herein. Neither the Simplepons nor Merchant shall have any control over the business affairs the other. This Agreement does not create a joint venture.

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BEST OFFER AND LIMITED EXCLUSIVITY. Merchant agrees that during the time in which Simplepons is featuring Merchant’s Coupon on Simplepons’ website, merchant shall not sell its product or service to the public at the same absolute price or percentage discount as appears on its coupon, either directly or through any third party marketing or distribution company.

INTELLECTUAL PROPERTY. Both parties acknowledge that the other party may have rights in certain intellectual property and that without express written authorization neither party has the right to use the other’s property. Notwithstanding, merchant acknowledges that Simplepons may in its sole discretion use the Merchant’s trade name, brand information, trademarks and service marks (regardless of whether they have been registered), logos, website text and graphics, as well as photographs of Merchant’s business, employees or customers, products or services, in connection with the fulfillment of its obligations under this Agreement or in the promotion of Simplepons, which may include advertisements, press releases, or other forms of media, and shall survive the termination of this Agreement. Merchant acknowledges that Simplepons’ website, images, symbols, trade names, trademarks, service marks, logos, corporate name, list of other merchants who have done or are doing business with it, its list of past and present Members, business model, and related proprietary information and documentation, and all copyrights and trade secrets are the sole exclusive property of Simplepons.

DISCLAIMER OF WARRANTIES AND LIABILITIES. UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT, SIMPLEPONS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT, IN CONNECTION WITH THE PEFORMANCE OF ITS WEBSITE, THE SUCCESS OF ITS MERCHANT COUPON OFFERINGS, THE AMOUNT OF COUPONS THAT MAY BE PURCHASED BY ITS MEMBERS, OR SIMPLEPONS’ PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT. ALL OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED BY SIMPLEPONS AND WAIVED BY MERCHANT.

LIMITATION OF DAMAGES. MERCHANT ACKNOWLEDGES THAT IN THE EVENT MERCHANT HAS A CLAIM FOR DAMAGES AGAINST SIMPLEPONS FOR ANY REASON WHATSOEVER, IN NO EVENT SHALL SIMPLEPONS BE RESPONSIBLE TO MERCHANT OR ANY THIRD PARTY BENEFICIARY FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR PUNITIVE DAMAGES WHICH MERCHANT MAY INCUR AS A RESULT OF ENTERING INTO THIS AGREEMENT OR AS A RESULT OF ANY ACTIONS OR OMISSIONS RELATED TO SIMPLEPONS’S PERFORMACE HEREUNDER.

INDEMNIFICATION. Merchant hereby agrees to indemnify Simplepons, and to protect, save and keep harmless Simplepons from, and to pay on behalf of or reimburse Simplepons, as and when incurred for, any and all losses that may be imposed on incurred as a consequence of, in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of any warranty or representation made hereof: (b) any action, demand, proceeding, investigation or claim by any third party against Simplepons as a result of its entering into this Agreement: (c) any claim against Simplepons for violating or breaching any third party’s intellectual property rights when offering Merchant’s Coupons on its website; or (d) any breach or failure by the Merchant to comply with, perform or discharge any obligation, agreement or covenant contained in this Agreement. In the event of a claim to which Simplepons is entitled to indemnity from the Merchant, Simplepons shall have the sole and exclusive right to choose the attorneys to defend it in the event of any action. Merchant shall be responsible for all costs and attorney’s fees associated with the defense.

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MISCELLANEOUS NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand or courier, (b) three days after the date of deposit in the mails, postage prepaid, or (c) the next business day if sent by a prepaid overnight courier service, and in each case at the respective addresses set forth below or such other address as such party may have fixed by notice: If to Company, addressed to: Attention: Legal Department, Simplepons Inc., 220 Congress Park Drive, Suite 304, Delray Beach, Florida 33445. If to Merchant, to the Attention of the individual listed on the Schedule and at the address contained therein.

SEVERABILITY. In the event any provision of this Agreement is found to be void or unenforceable by a court of law, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

Counterparts. This Agreement may be executed in two or more counterparts or by facsimile transmission, all of which taken together shall constitute one instrument.

GOVERNING LAW, JURISDICTION, AND VENUE. This Agreement shall be governed by the laws of the State of Florida, and jurisdiction and the mandatory and exclusive venue for any disputes arising out of this Agreement shall be decided in the Circuit court for the 17th Judicial Circuit in and for Broward County, Florida.

ATTORNEY’S FEES. As to any claims arising out of this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorney’s fees incurred in connection with such claims, including appellate attorneys’ fees. The parties further agree that attorneys’ fees associated with determining the entitlement to and amount of the attorneys’ fees to be awarded to the prevailing party shall also be awarded. CLASS ACTION WAIVER: MERCHANT HEREBY ACKNOWLEDGES THAT ANY DISPUTE ARISING HEREUNDER MUST BE DETERMINED ON AN INDIVIDUAL BASIS AND MERCHANT MAY NOT INITIATE OR PARTICIPATE IN ANY ACTION AS A REPRESENTATIVE OR MEMBER OF A CLASS OF MERCHANTS AGAINST SIMPLEPONS. MERCHANT ACKNOWLEDGES THAT THIS AGREEMENT TO WAIVE ITS RIGHT TO A CLASS ACTION IS A MATERIAL INDUCEMENT FOR SIMPLEPONS TO ENTER INTO THIS AGREEMENT.

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